UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2006

Date of reporting period: 09/30/2005

Item 1. Report to Stockholders.

November 2005

Report to Fellow Shareholders:

For the first six months of the fiscal year ending March 31, 2006, Nicholas Equity Income Fund, Inc. - Class I produced a return of 2.41% compared to a return of 5.01% for the S&P 500 Index. The comparisons for the one- and three-year periods, while somewhat unfavorable, are nevertheless positive. The Fund's Class I five-year average annual total return is positive, 6.16% in contrast to the S&P 500's (1.49)%.

Returns for Nicholas Equity Income Fund, Inc. – Class I and selected indices are provided in the chart below for the periods ended September 30, 2005.

	Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc. - Class I	2.41%	9.69%	14.43%	6.16%	6.21%
30-day SEC Yield: 2.62%
Standard & Poor’s 500 Index	5.01%	12.25%	16.72%	(1.49)%	9.49%
Consumer Price Index	2.71%	4.69%	3.16%	2.72%	2.63%
Ending value of $10,000 invested in Nicholas Equity Income Fund, Inc. – Class I	$10,241	$10,969	$14,983	$13,484	$18,261

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

Nicholas Funds are net of expenses, the market indices are gross of fees. The ending value of $10,000 returns above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on March 1, 2005; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

At September 30, 2005, the Fund held 43 stocks and 3.91% cash. All the stocks pay dividends with many having raised their dividends periodically as their earnings improved. The Fund's top five holdings were Crosstex Energy, Kayne Anderson MLP, Pfizer, Chevron and Equity Residential. These five holdings represented about 18% of the Fund. Year-to-date price appreciation that helped the Fund occurred in Crosstex Energy (+52%), Kinder Morgan (+32%), Ingles Markets (+26%), Chevron (+25%), and TECO Energy (+18%). On the downside, the following stocks price depreciation hurt performance: Fifth Third Bancorp (-22%), Pentair (-17%), CharterMac (-15%), Bemis (-15%) and Merck (-15%). In terms of industries, financials were by far the largest position in the portfolio at 28.03% which approximately 43% were in insurance stocks. Other meaningful positions were energy at 14.30%, consumer discretionary 11.63% and consumer staples 10.05%. At September 30, the Nicholas Equity Income Fund - Class I distribution rate was 2.46% which was above the S&P 500's indicated dividend yield of 1.84%. In addition, the Fund's Class I 30-day SEC yield was 2.62% as of September 30, 2005.

The economy, as measured by Gross Domestic Product (GDP), grew at an estimated 3.8% annualized rate in the third quarter. The core inflation rate is around 2.0%, and we believe short-term, long-term and mortgage interest rates are at reasonable levels. Third quarter profits have been strong. The housing market, perceived by many to be in "bubble" territory, has started to cool off. Because of high energy prices and rising interest rates, especially short-term, we expect the economy to decelerate. However, at this point, we do not foresee a recession in the near-to-intermediate term.

Regarding the stock market, we believe prices are at fair levels - not cheap or expensive. Iraq, Washington politics, high gas prices and economic uncertainty can affect market psychology as we head towards the holiday period and calendar year-end. As we have said many times, we are nervous short-term and bullish long-term.

Thank you for your continued interest in the Fund.

Sincerely,

Albert O. Nicholas	David O. Nicholas
Co-Portfolio Manager	Co-Portfolio Manager

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return and yield would be reduced.

The Fund's Class I distribution rate is calculated by dividing the sum of the Class I net investment income distributions paid during the one-year period ending at the date of the reporting period by the Class I net asset value per share at the end of the reporting period. The indicated dividend yield for the S&P 500 is an indexed figure based on the annual dividend rate for each stock in the Index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (11/05)

Financial Highlights Class I
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------

                                               Six Months                   Year Ended March 31,
                                            Ended 09/30/2005    -----------------------------------------------
                                              (unaudited)        2005      2004      2003      2002      2001
                                            ----------------    ------    ------    ------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $13.58          $12.45    $ 9.02    $12.66     $11.20    $11.10
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ..................        .16             .30       .16       .18        .18       .23
   Net gain (loss) on securities
    (realized and unrealized) .............        .15            1.04      3.42     (3.63)      1.45       .07
                                                ------          ------    ------    ------     ------    ------
      Total from investment operations ....        .31            1.34      3.58     (3.45)      1.63       .30
                                                ------          ------    ------    ------     ------    ------

   LESS DISTRIBUTIONS
   From net investment income .............       (.21)           (.21)     (.15)     (.19)      (.17)     (.20)
   From net capital gain ..................       (.21)             --        --        --         --        --
                                                ------          ------    ------    ------     ------    ------
      Total distributions .................       (.42)           (.21)     (.15)     (.19)      (.17)     (.20)
                                                ------          ------    ------    ------     ------    ------
NET ASSET VALUE, END OF PERIOD ............     $13.47          $13.58    $12.45    $ 9.02     $12.66    $11.20
                                                ------          ------    ------    ------     ------    ------
                                                ------          ------    ------    ------     ------    ------

TOTAL RETURN ..............................      2.41%(1)       10.89%    39.93%   (27.42)%    14.72%     2.74%

SUPPLEMENTAL DATA:
Net assets, end of period (millions) ......      $28.5           $27.7     $21.7     $15.7      $19.4     $17.6
Ratio of expenses to
 average net assets (3) ...................       .90%(2)         .90%      .90%      .90%       .90%      .90%
Ratio of net investment income
 to average net assets (3) ................      2.43%(2)        2.36%     1.48%     1.74%      1.52%     2.06%
Portfolio turnover rate ...................     18.94%(2)       45.50%    42.73%    57.15%     49.10%    52.38%

Absent reimbursement of
 expenses by Adviser -
Ratio of expenses to
 average net assets .......................      1.43%(2)        1.37%     1.15%     1.16%      1.25%     1.23%
Ratio of net investment income to
 average net assets .......................      1.90%(2)        1.89%     1.23%     1.48%      1.17%     1.73%

(1) Not annualized.
(2) Annualized.
(3) Net of reimbursement by Adviser.

           The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N
For a share outstanding throughout each period
----------------------------------------------------------------------------------------------------------------

                                              Six Months         Period from
                                                Ended           02/28/2005(1)
                                              09/30/2005        to 03/31/2005
                                              (unaudited)        (unaudited)
                                              -----------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......     $13.58             $13.74
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ...................        .12                .08
   Net gain on securities
    (realized and unrealized) ..............        .16               (.24)
                                                 ------             ------
        Total from investment operations ...        .28               (.16)
                                                 ------             ------
   LESS DISTRIBUTIONS
   From net investment income ..............       (.21)                --
   From net capital gain ...................       (.21)                --
                                                 ------             ------
        Total distributions ................       (.42)                --
                                                 ------             ------
NET ASSET VALUE, END OF PERIOD .............     $13.44             $13.58
                                                 ------             ------
                                                 ------             ------

TOTAL RETURN (2) ...........................      2.15%            (1.16)%

SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......      $66.2               $1.0
Ratio of expenses to average
 net assets (4) ............................      1.25%              1.25%
Ratio of net investment income
 to average net assets .....................      2.11%(4)             N/A(5)
Portfolio turnover rate (4) ................     18.94%             45.50%
ABSENT REIMBURSEMENT OF EXPENSES BY ADVISER:
Ratio of expenses to average net
 assets (4).................................      1.78%              1.72%
Ratio of net investment income to
 average net assets ........................      1.58%(4)             N/A(5)

(1) Commencement of operations.
(2) Not annualized.
(3) Net of reimbursement by Adviser.
(4) Annualized.
(5) The ratio of net investment income to average net assets is not shown due to the short period of existence.

            The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 2005 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Crosstex Energy, Inc. .....................................     4.01%
        Kayne Anderson MLP Investment Company .....................     3.94%
        Pfizer Inc. ...............................................     3.50%
        Chevron Corporation .......................................     3.40%
        Equity Residential ........................................     3.32%
        Duke Energy Corporation ...................................     3.07%
        Kinder Morgan, Inc. .......................................     3.03%
        UST Inc. ..................................................     2.94%
        Plum Creek Timber Company, Inc. ...........................     2.92%
        SUPERVALU INC. ............................................     2.62%
                                                                       ------
        Total of top ten ..........................................    32.75%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
September 30, 2005 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Financials ................................................    28.03%
        Energy ....................................................    14.30%
        Consumer Discretionary ....................................    11.63%
        Consumer Staples ..........................................    10.05%
        Materials .................................................     9.66%
        Health Care ...............................................     7.61%
        Industrials ...............................................     6.94%
        Utilities .................................................     4.93%
        Short-Term Investments ....................................     4.49%
        Telecommunication Services ................................     2.36%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended September 30, 2005 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account           Account           Paid During
                        Value             Value              Period*
                      03/31/05          09/30/05       04/01/05 - 09/30/05
        -------------------------------------------------------------------
        Actual        $1,000.00         $1,024.10             $4.57
        Hypothetical   1,000.00          1,020.49              4.56
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account           Account           Paid During
                        Value             Value              Period**
                      03/31/05          09/30/05       04/01/05 - 09/30/05
        -------------------------------------------------------------------
        Actual        $1,000.00         $1,021.50             $6.33
        Hypothetical   1,000.00          1,018.73              6.33
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2005 (unaudited)
-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                     Value
-----------                                               -----------
COMMON STOCKS - 96.09%
            Consumer Discretionary-
             Auto & Components - 4.58%
   16,000   Bandag, Incorporated                          $   685,760
   10,000   Johnson Controls, Inc.                            620,500
                                                          -----------
                                                            1,306,260
                                                          -----------
            Consumer Discretionary-
             Consumer Durables & Apparel - 4.65%
    8,000   Fortune Brands, Inc.                              650,640
   34,600   Weyco Group, Inc.                                 674,700
                                                          -----------
                                                            1,325,340
                                                          -----------
            Consumer Discretionary-
             Consumer Services - 2.47%
   52,000   ServiceMaster Company (The)                       704,080
                                                          -----------
            Consumer Staples-Food,
             Beverage & Tobacco - 4.33%
    8,176   J.M. Smucker Company (The)                        396,863
   20,000   UST Inc.                                          837,200
                                                          -----------
                                                            1,234,063
                                                          -----------
            Consumer Staples-Food &
             Staple Retail - 4.45%
   33,000   Ingles Markets, Incorporated                      521,400
   24,000   SUPERVALU INC.                                    746,880
                                                          -----------
                                                            1,268,280
                                                          -----------
            Consumer Staples-Household &
             Personal Products - 1.33%
    8,500   Alberto-Culver Company                            380,375
                                                          -----------
            Energy - 14.39%
   15,000   Chevron Corporation                               970,950
   17,900   Crosstex Energy, Inc.                           1,144,884
   40,000   Kayne Anderson MLP Investment Company           1,122,400
    9,000   Kinder Morgan, Inc.                               865,440
                                                          -----------
                                                            4,103,674
                                                          -----------
            Financials-Banks - 8.48%
   30,000   CharterMac                                        615,000
   50,000   Doral Financial Corporation                       653,500
   13,000   Fifth Third Bancorp                               477,490
   10,000   U.S. Bancorp                                      280,800
   10,000   Washington Mutual, Inc.                           392,200
                                                          -----------
                                                            2,418,990
                                                          -----------
            Financials-Insurance - 12.18%
    5,000   American National Insurance Company               595,600
   13,000   Jefferson-Pilot Corporation                       665,210
   23,000   Marsh & McLennan Companies, Inc.                  698,970
    9,000   Mercury General Corporation                       539,910
   20,000   Montpelier Re Holdings Ltd.                       497,000
    7,000   XL Capital Ltd. - Class A                         476,210
                                                          -----------
                                                            3,472,900
                                                          -----------
            Financials-Real Estate - 7.54%
   25,000   Equity Residential                                946,250
   19,100   National Health Realty, Inc.                      370,731
   22,000   Plum Creek Timber Company, Inc.                   834,020
                                                          -----------
                                                            2,151,001
                                                          -----------
            Health Care-Pharmaceuticals &
             Biotechnology - 7.65%
   30,000   Bristol-Myers Squibb Company                      721,800
   17,000   Merck & Co., Inc.                                 462,570
   40,000   Pfizer Inc.                                       998,800
                                                          -----------
                                                            2,183,170
                                                          -----------
            Industrials-Capital Goods - 6.98%
   16,000   CLARCOR Inc.                                      459,520
    4,000   Illinois Tool Works Inc.                          329,320
   14,000   Pentair, Inc.                                     511,000
   11,000   W.W. Grainger, Inc.                               692,120
                                                          -----------
                                                            1,991,960
                                                          -----------
            Materials - 9.72%
    2,000   AptarGroup, Inc.                                   99,620
   25,000   Bemis Company, Inc.                               617,500
   25,000   Lyondell Chemical Company                         715,500
   36,000   RPM International, Inc.                           662,400
   27,000   STEPAN COMPANY                                    676,620
                                                          -----------
                                                            2,771,640
                                                          -----------
            Telecommunication Services - 2.38%
   50,000   Citizens Communications Company                   677,500
                                                          -----------
            Utilities - 4.96%
   30,000   Duke Energy Corporation                           875,100
   30,000   TECO Energy, Inc.                                 540,600
                                                          -----------
                                                            1,415,700
                                                          -----------
               TOTAL COMMON STOCKS
                (cost $23,591,188)                         27,404,933
                                                          -----------
SHORT-TERM INVESTMENTS - 4.52%
            Commercial Paper - 3.85%
 $200,000   UBS Finance (Delaware) LLC
             10/03/05, 3.55%                                  200,000
  250,000   Sara Lee Corporation
             10/05/05, 3.83%                                  249,947
  150,000   Kraft Foods Inc.
             10/13/05, 3.67%                                  149,847
  250,000   Fiserv, Inc.
             10/21/05, 3.90%                                  249,512
  250,000   Walt Disney Company (The)
             11/07/05, 3.82%                                  249,072
                                                          -----------
                                                            1,098,378
                                                          -----------
            Variable Rate Demand Note - 0.67%
  189,722   Wisconsin Corporate Central Credit Union
             10/01/05, 3.42%                                  189,722
                                                          -----------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $1,288,100)                           1,288,100
                                                          -----------
               TOTAL INVESTMENTS
                (cost $24,879,288) - 100.61%               28,693,033
                                                          -----------
            LIABILITIES,
             NET OF OTHER ASSETS - (0.61)%                   (173,786)
                                                          -----------
               TOTAL NET ASSETS
                (basis of percentages
                disclosed above) - 100%                   $28,519,247
                                                          -----------
                                                          -----------

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2005 (unaudited)
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $24,879,288) ....     $28,693,033
                                                                   -----------
    Receivables -
         Dividend and interest ................................         60,777
                                                                   -----------
    Other .....................................................          3,238
                                                                   -----------
              Total assets ....................................     28,757,048
                                                                   -----------

LIABILITIES
    Payables -
         Investment securities purchased ......................        184,591
         Due to adviser -
              Management fee ..................................         24,117
              Accounting and administrative fee ...............          4,247
         12b-1 and servicing fee ..............................             62
         Other payables and accrued expense ...................         24,784
                                                                   -----------
              Total liabilities ...............................        237,801
                                                                   -----------
              Total net assets ................................    $28,519,247
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF
    Paid in capital ...........................................    $23,660,306
    Net unrealized appreciation on investments ................      3,813,745
    Accumulated undistributed
     net realized gain on investments .........................        877,233
    Accumulated undistributed net investment income ...........        167,963
                                                                   -----------
              Total net assets ................................    $28,519,247
                                                                   -----------
                                                                   -----------

Class I:
Net assets ....................................................    $28,453,012
Shares outstanding ............................................      2,111,610
NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized),
 offering price and redemption price ..........................         $13.47
                                                                        ------
                                                                        ------
Class N:
Net assets ....................................................        $66,235
Shares outstanding ............................................          4,927
NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized),
 offering price and redemption price ..........................         $13.44
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2005 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Dividend ..................................................      $ 449,228
    Interest ..................................................         22,909
                                                                     ---------
         Total income .........................................        472,137
                                                                     ---------

EXPENSES
    Management fee ............................................         99,218
    Accounting and administrative fees ........................         25,205
    Registration fees .........................................         24,380
    Audit and tax fees ........................................         16,000
    Transfer agent fees .......................................         12,741
    Legal fees ................................................         10,535
    Accounting system and pricing service fees ................          4,555
    Printing ..................................................          2,743
    Directors' fees ...........................................          1,800
    Postage and mailing .......................................          1,072
    Insurance .................................................            839
    Custodian fees ............................................            704
    12b-1 fees - Class N ......................................             44
    Servicing fees - Class N ..................................             18
    Other operating expenses ..................................          2,876
                                                                     ---------
         Total expenses before reimbursement ..................        202,730
                                                                     ---------
         Reimbursement of expenses by adviser (Note 2) ........        (75,101)
                                                                     ---------
         Total expenses after reimbursement ...................        127,629
                                                                     ---------
         Net investment income ................................        344,508
                                                                     ---------

NET REALIZED GAIN ON INVESTMENTS ..............................        971,506
                                                                     ---------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................       (656,661)
                                                                     ---------
    Net realized and unrealized gain on investments ...........        314,845
                                                                     ---------
    Net increase in net assets resulting from operations ......      $ 659,353
                                                                     ---------
                                                                     ---------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2005 (unaudited) and the year ended
March 31, 2005
-------------------------------------------------------------------------------

                                           Six months ended
                                              09/30/2005              2005
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................   $   344,508         $   580,061
    Net realized gain on investments .......       971,506           1,415,128
    Change in net unrealized
     appreciation/depreciation
     on investments ........................      (656,661)            557,037
                                               -----------         -----------
         Net increase in net assets
          resulting from operations ........       659,353           2,552,226
                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...      (440,747)           (395,115)
    From net realized gain
     on investments - Class I ..............      (425,417)                 --
    From net investment income - Class N ...          (416)                 --
    From net realized gain
     on investments - Class N ..............          (278)                 --
                                               -----------         -----------
         Total distributions ...............      (866,858)           (395,115)
                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (88,625 and 411,097
     shares, respectively) .................     1,192,244           5,350,300
    Reinvestment of distributions - Class I
     (63,162 and 29,279
     shares, respectively) .................       829,276             376,179
    Cost of shares redeemed - Class I
     (78,754 and 145,439
     shares, respectively) .................    (1,051,465)         (1,901,402)
    Proceeds from shares issued - Class N
     (5,179 and 73 shares, respectively) ...        69,671               1,000
    Reinvestment of distributions - Class N
     (50 and 0 shares, respectively) .......           662                  --
    Cost of shares redeemed - Class N
     (375 and 0 shares, respectively) ......        (5,176)                 --
                                               -----------         -----------
         Increase in net assets derived
          from capital share transactions ..     1,035,212           3,826,077
                                               -----------         -----------
         Total increase in net assets ......       827,707           5,983,188
                                               -----------         -----------

NET ASSETS
    Beginning of period ....................    27,691,540          21,708,352
                                               -----------         -----------
    End of period (including accumulated
     undistributed net investment
     income of $167,963 and $264,618,
     respectively) .........................   $28,519,247         $27,691,540
                                               -----------         -----------
                                               -----------         -----------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2005 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Equity Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.  Effective March 1,
    2005, the Fund issued a new class of shares, Class N and renamed the existing class as Class I.  Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions are recorded no later than the first business day after the trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Generally, discounts and premiums on long-term security purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

    (e)  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         September 30, 2005, no reclassifications were recorded.

         The tax character of distributions paid during the six months ended
         September 30, 2005 and the year ended March 31, 2005 were as follows:

                                            09/30/2005         03/31/2005
                                            ----------         ----------
              Distributions paid from:
              Ordinary income ............   $441,163           $395,115
              Long-term capital gain .....    425,695                 --
                                             --------           --------
              Total distributions paid ...   $866,858           $395,115
                                             --------           --------
                                             --------           --------

         As of September 30, 2005, investment cost for federal tax purposes was
         $24,973,402 and the tax basis components of net assets were as follows:

              Unrealized appreciation .......................  $ 4,981,535
              Unrealized depreciation .......................   (1,261,904)
                                                               -----------
              Net unrealized appreciation ...................    3,719,631
                                                               -----------
              Undistributed ordinary income .................      275,711
              Accumulated undistributed net realized
               capital gain .................................      863,599
              Paid in capital ...............................   23,660,306
                                                               -----------
              Net assets ....................................  $28,519,247
                                                               -----------
                                                               -----------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumululated undistributed capital gain are attributable primarily to the tax deferral of losses from wash sales.

         As of September 30, 2005, the Fund has no capital loss carryforward.

         As of September 30, 2005, the Fund realized no post-October losses for tax purposes.

         For the period ended September 30, 2005, the Fund had a tax deferral of wash loss sales of approximately $94,000.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million.  The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .90% of annual average net assets for Class I and 1.25% for Class N.  Under this agreement the Adviser reimbursed $75,101 during the period ended
         September 30, 2005.  Also, the Adviser may be paid for accounting and administrative services rendered by its personnel.  The Fund incurred expenses of $25,205 for accounting and administrative services during the period ended September 30, 2005.

    (b)  Independent Counsel --
         A director of the Adviser is affiliated with the law firm that provides services to the Fund.  The Fund incurred expenses of $8,538 for the period ended September 30, 2005 for legal services rendered by the law firm.

(3) Investment Transactions --
    For the period ended September 30, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $4,731,335 and $2,506,540, respectively.

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------

                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio (2)    Investment (3)
                        -----------  --------------  -------------  --------------  --------------
CLASS I

November 23, 1993 (1)...  $10.00        $  --           $  --             --            $10,000
March 31, 1994 .........   10.04         0.0133            --            14.4 times      10,053
March 31, 1995 .........   10.56         0.2810            --            14.6            10,871
March 31, 1996 .........   12.35         0.3370            --            16.8            13,111
March 31, 1997 .........   12.27         0.4527          0.5483          15.9            14,138
March 31, 1998 .........   14.35         0.5014          0.6586          23.0            18,072
March 31, 1999 .........   12.32         0.4843          0.3278          22.0            16,509
March 31, 2000 .........   11.10         0.4447          0.2392          20.6            15,816
March 31, 2001 .........   11.20         0.1980            --            21.0            16,250
March 31, 2002 .........   12.66         0.1697            --            22.4            18,642
March 31, 2003 .........    9.02         0.1920            --            15.6            13,531
March 31, 2004 .........   12.45         0.1486            --            16.1            18,933
March 31, 2005 .........   13.58         0.2120            --            21.0            20,995
September 30, 2005 .....   13.47         0.2149 (a)      0.2092 (b)      17.2            21,501

CLASS N

March 1, 2005 (1) ......   13.74           --              --             --             10,000
March 31, 2005 .........   13.58           --              --            21.0             9,884
September 30, 2005 .....   13.44         0.2098 (c)      0.2092 (b)      17.2            10,096

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid $0.1302 on May 3, 2005 to shareholders of record on May 2, 2005.
    Paid $0.0847 on July 28, 2005 to shareholders of record on July 27, 2005.
(b) Paid $0.2092 on May 3, 2005 to shareholders of record on May 2, 2005.
(c) Paid $0.1300 on May 3, 2005 to shareholders of record on May 2, 2005.
    Paid $0.0798 on July 28, 2005 to shareholders of record on July 27, 2005.

   Range in quarter end price/earnings ratios
         High                        Low
-----------------------     -----------------------
December 31, 2000  23.7     December 31, 1994  13.9

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In April 2005, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2006.  In connection with the renewal of the Investment Advisory
Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended March 31, 2005, the management fee was
0.70% and the Class I and Class N total expense ratios (including the management fee) were 1.37% and 1.72%, respectively.  However, during the fiscal year ended March 31, 2005, the Adviser voluntarily absorbed the Class I and
Class N expenses, including the advisory fee, in excess of 0.90% and 1.25%, respectively, of the average net assets of the each Class on an annual basis.
In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the peer group data reviewed by the Board; (ii) the Fund's performance on a short-term and long-term basis, on both an absolute basis and relative to a peer group; (iii)
the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the S&P 500 Index; and (v)
the range and quality of the services offered by the Adviser.  In evaluating the Fund's expenses and returns, the Board reviewed expenses of a peer group of funds identified for Class I which was consistent with the peer group of ten funds used in the prior year.  Class N ratios and returns were not compared as at the time of renewal the Class had only completed one month of operations.
The peer group fund data included primarily equity income funds.  In reviewing the Fund's expenses, yield and performance relative to peer group data, the
Board noted the Fund ranked 2nd relative to the peer group on an expense ratio basis and ranked 3rd in terms of 12-month yield.  The Board noted that in terms of total return in relation to the peer group, in that it was 4th in terms of
1-year return, 5th in terms of 3-year return, 3rd in terms of 5-year return and
9th in terms of 10-year return.  The Board also looked at an alternate peer group of ten funds which was based on the following factors: prospectus objective of equity income; average market capitalization greater than $2 billion and less than $20 billion; net assets less than $500 million; open to new investments; and no front end load or deferred sales charges.  In reviewing the Fund's expenses, yield and performance relative to this peer group data, the Board noted the Fund ranked 1st relative to the peer group on an expense ratio basis and ranked 5th in terms of 12-month yield.  The Board noted that in terms of total return in relation to the peer group, the Fund ranked 6th in terms of 1-year return, 8th in terms of 3-year return, 5th in terms of 5-year return and 5th in terms of 10-year return, noting that only 5 funds had ten year performance history.  After a full discussion, the Board expressed satisfaction with the Fund's performance and its management of expenses and the expense waiver.

The Board engaged in a continuation of the discussion held at its April meeting in connection with the approval of the Fund's Investment Advisory Agreement with Nicholas Company, Inc.  The Board concluded that the nature and extent of the services to be provided were appropriate and that the Adviser had historically provided such services in accordance with the Board's expectations and the terms of the Advisory Agreement. Turning to the quality of services provided, the Board considered the Adviser's portfolio management capabilities and the scope and quality of its research capacity.  The Board also considered the Adviser's experience in fund accounting, administration and regulatory compliance.  The Board agreed that historically the quality of services provided by the Adviser had met or exceeded the Board's expectations and the service levels contemplated by the Advisory Agreement.

The Board previously considered estimates provided by management of the cost associated with obtaining services provided by the Adviser under the Advisory
Agreement from third-party service providers. The Board also considered the advisory fee rate of peer funds with common asset levels and noted that the
Fund's fees were below average of the fees considered.  In addition, the Board considered Fund expenses absorbed by the Adviser, including those administrative costs and accounting fees due under the Advisory Agreement that had been waived prior to October 2004 and costs related to distribution through intermediaries. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  In addition, the Board concluded that the services provided by the Adviser established a reasonable basis for the fee to be paid under the Advisory
Agreement. The Board expressed the opinion that the Adviser should not be penalized for providing services in an efficient manner allowing it to realize substantial profits.  The Board reasoned that the Fund and its shareholders ultimately benefited from such efficiencies created by the Adviser.  The Board further noted the benefit to shareholders of the Adviser's ability to provide competitive investment performance while the Fund maintained a below-average expense ratio.

The Board observed that the Adviser's realization of economies of scale was among the factors considered in its April Meeting.  Among other things, the
Board cited the ability of the Adviser to spread fixed costs and resources among the Fund's in the Nicholas complex, reducing the incremental costs to all shareholders.  The Board also considered that economies of scale might be realized from increases in the Fund's asset size and the size of the aggregate amount of assets under the Adviser's management.  In addition, the Board noted
that fees under the Advisory Agreement decrease as a percentage of Fund assets as net assets increase. Taking these factors into account, the Board concluded that any economies of scale realized would contribute to the Adviser's ability to provide services to the Fund at a reasonable fee, noting that management of the Nicholas fund complex is the primary source of the Adviser's revenues and expenses.  The Board further concluded that the existing management fee rate and structure enables the Fund to benefit from such economies.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund.  The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Self-employed Master Retirement Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(1-800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                         MARK J. GIESE, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                   Custodian
                                U.S. BANK N.A.
                               Cincinnati, Ohio

                 Independent Registered Public Accounting Firm
                               ERNST & YOUNG LLP
                               Chicago, Illinois

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                               SEMIANNUAL REPORT

                       NICHOLAS EQUITY INCOME FUND, INC.

700 North Water Street
Milwaukee, WI 53202
www.nicholasfunds.com

September 30, 2005

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 11/29/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 11/29/2005

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 11/29/2005